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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated April 9, 1999, except for note 13, as to which the date is June 10, 1999 in Amendment No. 3 to the Registration Statement (Form SB-2) and related prospectus of Sunhawk.com Corporation for the registration of 1,200,000 shares of its common stock.

                                              ERNST & YOUNG LLP

Seattle, Washington
September 9, 1999